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                                                             Exhibit 10.10.1.(e)


                         AMENDED AND RESTATED SECURITY
                                   AGREEMENT

                                BY AND BETWEEN

                  SOUTHERN STATES COOPERATIVE, INCORPORATED

                                   as Debtor



                                      AND

                         AGWAY, INC. as Secured Party




                        Dated as of September 18, 2001
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                    AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT ("Security Agreement") is made as of September 18, 2001, by and between SOUTHERN STATES COOPERATIVE, INCORPORATED ("Debtor") whose address is 6606 West Broad Street, Richmond, Virginia 23230, and Agway, Inc. whose address is 333 Butternut Drive, DeWitt, New York 13214 ("Secured Party").

                                R E C I T A L S

         A. Debtor has executed and delivered to Secured Party, a Promissory Note, dated July 31, 2000, in the original principal amount of $13,300,000 (together with any amendment thereto and note issued in exchange or substitution therefor, the "Agway Note") pursuant to an Asset Purchase Agreement, dated as of June 20, 2000, in payment by Debtor of a portion of the purchase price for certain assets purchased from Secured Party.

         B. CoBank, ACB, as Agent ("Agent"), Lenders (as defined therein) and Debtor are parties to that certain Amended, Restated and Consolidated Loan and Security Agreement, dated as of September 18, 2001 ("Loan Agreement"). Agent, Lenders, Collateral Agent (as defined below) and Secured Party have entered into that certain Intercreditor and Agency Agreement, dated as of even date herewith ("Intercreditor Agreement");

         C. The provisions of the Intercreditor Agreement provide that, CoBank, ACB, shall act as the collateral agent for the benefit of Agent, Lenders and Secured Party (together with any successor collateral agent, the "Collateral Agent") with respect to the Collateral (as defined herein and as defined in the Loan Agreement).

         D. This Security Agreement along with the applicable provisions in the Loan Agreement and the Intercreditor and Agency Agreement collectively, amends and restates that certain Security Agreement dated January 9, 2001, by and between Debtor, as debtor and CoBank, ACB, in its capacity as collateral agent, as secured party ("Existing Security Agreement"). All liens and security interests previously granted to CoBank, ACB, as collateral agent, for the benefit of the Lenders (as defined in the Loan Agreement) and Agway, are acknowledged and reconfirmed, remain in full force and effect as amended, consolidated and restated hereby, and are not intended to be released, replaced or impaired.

                              A G R E E M E N T S

         In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party agree as follows:

         1. Definitions. Unless otherwise defined herein, each term used herein and defined in the Uniform Commercial Code as enacted from time to time in the State of New York ("UCC") shall have the meaning given to such term in the UCC. As used in this Security Agreement, the following terms shall have the meanings set forth below:

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                  1.1   Business Day: any day other than a Saturday, a Sunday or
a day on which commercial banks in Colorado, New York or Virginia are required or authorized to be closed.

                  1.2 Collateral: all of Debtor's present and future assets and property whether now owned or hereafter acquired or arising, including without limitation,

                        (a)   Receivables;

                        (b) General Intangibles, which shall include, without limitation, all Payment Intangibles, choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, intellectual property, all claims under guaranties, security interests or other security held by or granted to Debtor to secure payment of any of the Receivables by a customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables);

                        (c)   Inventory;

                        (d)   Equipment;

                        (e) real property listed on Schedule 1.2 attached hereto;

                        (f) all issued and outstanding shares of stock and membership interests in Virginia Seed Service, Inc., a Virginia corporation, Southern States Underwriters, Incorporated, a Virginia corporation, Southern States Holdings, Inc., a Virginia corporation, Wetsel, Inc., a Virginia corporation, SSC Insurance Agency, Incorporated, a Virginia corporation, and Agriland Exchange, Inc., a Michigan corporation, Southern States Receivables Corp., a Virginia corporation, Southern States Insurance Exchange, a Virginia insurance reciprocal and Southern States Ventures, L.C., a Virginia limited liability company, Cooperative Milling, Inc. a Pennsylvania corporation, Equine Specialty Feed Company, LLC, a Virginia company, Southerngate Terminal, LLC, a North Carolina limited liability company, Allied Seed, LLC, a Wyoming limited liability company, CF Industries, Inc., a Delaware corporation, Cooperative Seeds, Inc., an Indiana corporation, FFR Cooperative, Inc., a Wisconsin corporation, Premium Beef Systems, LLC, a Virginia limited liability company, Pro-Pet, LLC, a Delaware limited liability company, Silver Lake Growers Gin, LLC, a North Carolina limited liability company, Universal Cooperative Inc., a Minnesota corporation and any future subsidiary;

                        (g) leasehold interests listed on Schedule 1.2 attached hereto;

                        (h) right, title and interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by customers, relating to or securing any of the Receivables; (ii) all of Debtor's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Debtor from any customer relating to the Receivables;
(iv) other property, including warranty claims, relating to any goods securing the Loan Agreement; (v) all of Debtor's contract rights, Letter-of-Credit Rights, rights of payment which have been earned under a contract right, instruments, Documents, chattel paper (including Electronic Chattel Paper), warehouse receipts, Deposit Accounts, money, securities, patronage dividends, patronage refunds, stock retirement

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payments, CoBank Class-E stock (but subject to CoBank's priority statutory lien on such stock), retirement payment thereon and proceeds thereof, and Investment Property; (vi) if and when obtained by Debtor, all supporting obligations including real and personal property of third parties in which Debtor has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any Commercial Tort Claims, other goods, personal property or real property now owned or hereafter acquired in which Debtor has granted a security interest or may in the future grant a security interest to Collateral Agent, or in any amendment or supplement hereto or thereto, or under any other agreement between Collateral Agent and Debtor;

                        (i)   ledger sheets, ledger cards, files,
correspondence, records, books of account, business papers, computers, computer software (owned by Debtor or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d), (e), (f), (g), or (h) of this definition;

                        (j) Farm Products, including, without limitation, all poultry, livestock, and fish and their young, together with all products and replacements for such poultry, fish, and livestock, all crops, annual or perennial, and all products of such crops, and all feed, seed, fertilizer, chemicals, medicines and other supplies used or produced in Debtor's farming, agricultural or aquacultural operations; and

                        (k)   proceeds and products of (a), (b), (c), (d), (e),
(f), (g), (h), (i) and (j) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including, without limitation, hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                  1.3 Receivables: all Accounts, notes receivable, contract rights, Chattel Paper, Payment Intangibles, drafts and acceptances, Documents (including documents of title), Instruments (including those evidencing indebtedness owed to Debtor by its affiliates), letters of credit, and all other forms of obligations owing to Debtor including, without limitation obligations arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other supporting obligations and security thereof and therefor, all whether now existing or hereafter created or arising, including, without limitation, Receivables acquired from Statesman Financial Corporation and/or Michigan Livestock Credit Corporation.

                  1.4 Obligations: all of Debtor's indebtedness, obligations and liabilities to Secured Party, of every kind, nature and description, direct or indirect, secured or unsecured, joint several, joint and several, absolute or contingent, due or to become due, arising under the Agway Note.

                  1.5 Wachovia Securitization: the sale of Wholesale Receivables by Debtor pursuant to the Purchase and Sale Agreement dated as of November 22, 2000 between the sellers named therein and Southern States Receivables Corp. and the Receivables Purchase Agreement dated as of November 22, 2000 among Southern States Receivable Corp. as seller and Statesman Financial Corporation as servicer and the Debtor as a seller party, Blue Ridge Asset Funding Corporation as purchaser and Wachovia Bank, N.A. as administrative agent, each as amended from time to time.

                  1.6 Wholesale Receivables: any Receivable owing from a person, whether

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constituting an account, chattel paper, instrument or general intangible, including the right to payment of any interest or finance charges and other amounts with respect thereto, and arising from the sale of goods or services by the Feed, Fertilizer, Petroleum and Farm and Home business units of the Southern States Wholesale Division but excluding accounts, chattel paper, instruments or general intangibles arising from the sale of goods or services within the Consumer Wholesale Dealer Distribution business of Agway (as defined in the Asset Purchase Agreement between Debtor and Agway dated as of June 20, 2000).

         2.   Security Interest.

              2.1 Grant of Security Interest. Debtor, for consideration and to secure the Obligations, hereby reaffirms its prior grant of a security interest in certain of the Collateral described herein, and assigns, pledges and grants to Secured Party a continuing lien and continuing security interest (subject to no other liens or encumbrances other than Permitted Encumbrances, as hereinafter defined) in all of Debtor's right, title and interest in the Collateral.

              2.2 Wholesale Receivables. Secured Party agrees that Wholesale Receivables sold by Debtor to Southern States Receivables Corp. pursuant to the Wachovia Securitization shall be sold free and clear of Secured Party's lien on such Wholesale Receivables, provided that Secured Party's lien shall immediately attach to such Wholesale Receivables upon any repurchase of any such Wholesale Receivables by Debtor.

         3. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

              3.1 Title to Collateral. Except for liens and encumbrances permitted under Section 7.2 of the Loan Agreement which is incorporated herein by reference ("Permitted Encumbrances"), Debtor has good title to all Collateral free of all adverse claims, interests, liens, restrictions or encumbrances. Debtor has full power and authority to sell, transfer, pledge, and grant to Secured Party a security interest in the Collateral, subject to no liens or encumbrances other than liens and encumbrances created hereby and Permitted Encumbrances.

              3.2 Chief Executive Office; Collateral; Books and Records. Debtor's place of business and, if Debtor has more than one place of business, the chief executive office of Debtor (including the county in which such office is located) and the locations of Debtor's books and records relating to the Collateral are listed on Schedule 3.2 attached hereto.
                         ------------

         4.   Covenants of Debtor. Debtor covenants to Secured Party that:

              4.1 Title to Collateral. Except for Permitted Encumbrances, Debtor shall not create or permit the existence of any adverse claims, interests, liens, or other encumbrances against any of the Collateral. Except for Permitted Encumbrances, Debtor shall, (a) provide prompt written notice to Secured Party of any future adverse claims, interests, liens, or encumbrances against any Collateral, (b) promptly obtain a release or discharge of any such claims, interests, liens, or encumbrances, and (c) diligently defend Debtor's and Secured Party's interests in the Collateral.

              4.2 Location of Debtor and Collateral; Change in Information. Debtor will not change its chief executive office or the location of its books and records relating to the Collateral

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(except to another location described on Schedule 3.2) without giving at least
                                         ------------
thirty (30) days prior written notice to Secured Party and furnishing Secured Party with such documents as Secured Party may request pursuant to Section 4.7 hereof prior to taking any such action.

                  4.3 Books and Records . Debtor shall keep proper books and records in which complete and correct entries will be made of all of Debtor's transactions relating to the Collateral.

                  4.4 Transfers, Dispositions and Encumbrances. Except as otherwise permitted pursuant to Section 4.3 of the Loan Agreement which is incorporated herein by reference, (a) Debtor will not offer for sale or sell or transfer or otherwise dispose of any of the Collateral or any interest therein, and (b) Debtor will not create, incur, or permit to exist any mortgage, lien, charge, encumbrance, or security interest whatsoever with respect to the Collateral other than the liens and encumbrances created hereby and by the Loan Agreement and Permitted Encumbrances.

                  4.5   Maintenance and Insurance; Taxes.

                        (a) Debtor will keep the Collateral in good working order and condition and maintain liability insurance and insurance on such Collateral with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated as further set forth in Section 4.11 of the Loan Agreement which is incorporated herein by reference. All liability policies shall name the Collateral Agent as additional insured as its interests may appear. All such insurance policies shall be endorsed with a mortgagee's or lender loss payable clause, as appropriate, in favor of the Collateral Agent. All such insurance policies shall contain a provision requiring at least thirty (30) days' notice to the Collateral Agent prior to any cancellation. Debtor shall give the Collateral Agent satisfactory written evidence of premium payment and renewal or substitution of all such policies. Debtor agrees to pay all premiums on such insurance as they become due, and will not permit any condition to exist on or with respect to its assets which would wholly or partially invalidate any insurance thereon.

                        (b) Debtor will pay promptly all taxes and assessments on the Collateral when due and payable except to the extent such taxes and assessments are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established; provided that, the aggregate amount of such taxes, assessments and other charges being so contested shall not exceed $1,000,000. Collateral Agent at its option, may discharge (i) any taxes or other governmental charges that Debtor is required to pay but fails to pay, unless such taxes or governmental charges are being contested in good faith by appropriate proceedings and adequate reserves have been established therefor in accordance with generally accepted accounting principles (GAAP) in the United States and the aggregate amount of such taxes or other governmental charges does not exceed $1,000,000 and (ii) any lien, security interest, or other encumbrance to which any Collateral is at any time subject that does not constitute a Permitted Encumbrance. Debtor agrees to reimburse Collateral Agent on demand for any payment or expenses incurred by any of them pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts owing under the Obligations for all purposes under this Security Agreement.

                  4.6 Change in Structure or Name. Debtor shall not change its name, identity or corporate structure (including without limitation its state of incorporation).

                  4.7 Further Assurances. Debtor shall (a) upon demand, execute, assign and


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endorse all applications, acceptances, chattel paper, documents, instruments and other evidences of payment or writings constituting or relating to any of the Collateral and (b) execute from time to time financing statements and any other documents in form and content satisfactory to Secured Party and perform such other acts as Secured Party may reasonably request to perfect, maintain and continue its valid first priority (subject only to Permitted Encumbrances) security interest in the Collateral or to effectuate the rights granted to Secured Party herein, and Debtor will pay all costs associated with the filing or recordation of any such documents.

         5. Events of Default. Debtor shall be in default under this Security Agreement upon (i) the occurrence of any event that would permit the acceleration of the indebtedness under the Agway Note (ii) Debtor's failure to comply with, perform, or observe any term, provision, covenant or condition contained herein, or (iii) any representation or warranty made or deemed made by Debtor herein shall prove to have been false or misleading in any material respect on the date when made or deemed to have been made, (each such occurrence, an "Event of Default").

         6.   Rights and Remedies of Secured Party.

              6.1   Insurance.

                    (a) Debtor will direct all insurers under policies of property and casualty insurance on the Collateral to pay all proceeds payable thereunder directly to Collateral Agent; provided that, Collateral Agent may remit certain insurance proceeds to Debtor as set forth in Section 4.11 of the Loan Agreement which is incorporated herein by reference.

                    (b) If Debtor fails to obtain and maintain any of the policies of insurance required to be maintained hereunder or to pay any premium in whole or in part, Secured Party may, without waiving or releasing any obligation or Event of Default, at Debtor's expense, but without any obligation to do so, procure such policies or pay such premiums. All sums so disbursed by Secured Party, including attorneys' fees, court costs, expenses and other charges related thereto, shall be payable by Debtor to Secured Party on demand and shall be additional Obligations hereunder, secured by the Collateral.

              6.2 General. Upon the occurrence of an Event of Default and at any time thereafter, pursuant to the Agway Note, the Obligations may be declared immediately due and payable.

              6.3 Right of Secured Party to Take Possession and Dispose of Collateral. Upon the occurrence of an Event of Default and subject to the terms of the Intercreditor Agreement, Secured Party shall have the right to:

                    (a) take possession of the Collateral and enter upon the premises on which the Collateral or any part thereof may be situated and remove the Collateral from those premises and thereafter to hold, store, and/or use, operate, manage, and control the Collateral and do all things Secured Party shall deem necessary or appropriate in the preparation, marketing and disposition thereof, including but not limited to caring for, protecting, feeding, exercising, harvesting, storing, packaging, processing, transporting and otherwise placing in marketable condition any of the Collateral;

                    (b) require Debtor to deliver the Collateral to Secured Party at a place to

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be designated by Secured Party which is reasonably convenient to both parties;

                         (c)   sell, lease or otherwise dispose of any or all of
the Collateral in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as may be acceptable to Secured Party, and Secured Party may purchase the Collateral at any public sale or at any private sale where the Collateral being sold is of a type customarily sold on a recognized market or of a type which is the subject of widely distributed standard price quotations; and

                         (d)   exercise any and all rights provided by law,
including the UCC.

                  6.4 Notice of Disposition of Collateral. Except where the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market and subject to the terms of the Intercreditor Agreement, Secured Party will give notice to Debtor of any public sale or of the time after which any private sale or other intended disposition is to be made by Secured Party with respect to any Collateral which is subject to Article 9 of the UCC at the address for Debtor specified in Section 7.11, or such other address as may from time to time be shown on Secured Party's records, at least ten (10) days prior to such action. Any such notice shall be deemed to meet any requirement hereunder or under an applicable law (including without limitation the UCC) that reasonable notification be given of the time and place of such sale or other disposition or the time after which such sale or other disposition may occur. Debtor consents and agrees that, in addition to the other rights and remedies provided to Secured Party in this Article 6, Secured Party may, in lieu of, or prior to, selling the Collateral at public or private sale, retain any payments received on account of any of the Collateral and apply the same to amounts owing under the Obligations until such time as the Obligations have been paid in full.

                  6.5 Right of Secured Party to Use and Operate Collateral. Upon the occurrence of an Event of Default and subject to the terms of the Intercreditor Agreement:

                         (a)   Upon exercise of Secured Party's right to take
possession of the Collateral, Secured Party may, from time to time, make all replacements, alterations, additions, and improvements to and of the Collateral that Secured Party deems proper. Debtor agrees to reimburse Secured Party on demand for any reasonable expenses incurred by Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts owing under the Secured Obligations for all purposes under this Security Agreement.

                         (b)   Secured Party shall have the right to operate,
manage and control the Collateral and to carry on Debtor's business and to exercise all rights and powers of Debtor in respect to the Collateral as Secured Party shall deem best, including the right to enter into any agreements with respect to the Collateral or any part thereof, that Secured Party sees fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues, and other income of the Collateral and every part thereof. Such rents, issues, profits, fees, revenues, and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof and of all maintenance, replacements, processing, alterations, additions, and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance, and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Security Agreement

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(including reasonable attorneys' fees and expenses).

                         (c)   Without limiting the generality of the foregoing,
Secured Party shall have the right to apply for and have a receiver appointed ex-parte by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder in order to manage, protect, and preserve the Collateral and continue the operation of the business of Debtor and to collect all revenues and profits thereof and apply them to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Obligations as described above until a sale or other disposition of the Collateral shall be finally made and consummated.

                  6.6 Collection of Accounts. Upon the occurrence of an Event of Default and subject to the terms of the Intercreditor Agreement:

                         (a)   Debtor shall provide promptly to Secured Party
such reports, certificates, lists of account debtors (showing names, addresses and amounts owing), invoices applicable to each account, and other data concerning its accounts, contracts, collections, and other matters as Secured Party may from time to time request.

                         (b)   Secured Party shall have the right at any time
and from time to time, without notice, to (i) notify account debtors that their accounts have been assigned to Secured Party; (ii) advise account debtors of Secured Party's security interest and/or instruct account debtors to make payments directly to Secured Party; (iii) charge to any account (other than any escrow account) of Debtor with Secured Party, or controlled by it, any item of payment received by Secured Party and credited to Debtor which is dishonored by the drawee or maker thereof; (iv) endorse all items of payment made payable to Debtor which may come into the possession of Secured Party; (v) collect all accounts in the name of Secured Party or in Debtor's name, and take control of any cash or non-cash proceeds of accounts and of any returned or repossessed goods; (vi) compromise, extend or renew the amount owing on any account or deal with any account as Secured Party may deem advisable; and (vii) make exchanges, substitutions or surrenders of collateral for any account.

                         (c)   Once any or all account debtors have been
notified, whether by Debtor or Secured Party, to make payment directly to Secured Party, all amounts and proceeds received by Debtor in respect of such accounts shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be immediately paid over to Secured Party in the same form as so received. Such actions and the application of any such amounts to the Obligations shall not be deemed to constitute retention in satisfaction of the Obligations under Section 9-620 of the UCC.

         7.       General Provisions.

                  7.1 Collateral Agent. Debtor and Secured Party each acknowledge that the rights and responsibilities of Secured Party under this Security Agreement with respect to any action taken by Secured Party or the exercise or non-exercise by Secured Party of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Secured Party, Agent, Collateral Agent and Lenders (as defined in the Loan Agreement), be governed by the Intercreditor Agreement. However, as between Secured Party and Debtor, Collateral Agent shall be conclusively presumed to be acting as agent for the Agent, Lenders and Secured Party with full and valid authority to so act or refrain from acting, and Debtor shall not be under

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any obligation or entitlement to make any inquiry respecting such authority.

                  7.2 Amendment, Modification, and Waiver. Without the prior written consent of Secured Party, no amendment, modification, or waiver of, or consent to any departure by Debtor from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. The taking of the security interest created by this Security Agreement shall not be deemed to waive or impair any other security interest that Secured Party may have or hereafter acquire for the payment of the Obligations, nor shall the taking of any such additional security interest waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of setoff against Debtor. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.

                  7.3 Costs and Attorneys' Fees. Debtor will, within three (3) days of demand, pay to Secured Party the amount of any and all expenses, including the reasonable attorneys' fees and expenses of counsel for Secured Party, and of any experts and agents, which Secured Party may incur in connection with (a) the administration of this Security Agreement upon the occurrence of an Event of Default; (b) the collection, retaking, storage, custody, preservation, use or operation of, preparing for sale, selling or other disposition and delivery, collection from, or other foreclosure or realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of Secured Party hereunder; or (d) the failure by Debtor to perform or observe any of the provisions hereof (collectively, the "Enforcement Costs").

                  7.4 Revival of Obligations. To the extent Debtor or any third party makes a payment or payments to Secured Party, or Secured Party enforces its security interest or exercises any right of setoff, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or setoff had not occurred.

                  7.5 Performance by Secured Party. In the event Debtor shall at any time fail to pay or perform within any applicable grace period any of its duties hereunder, Secured Party may, at its option and without notice to or demand upon Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by Secured Party in connection therewith, together with interest thereon at the highest rate of interest set forth in the Agway Note, shall become part of the Obligations and be paid by Debtor upon demand. Under no circumstances will the rate of interest chargeable be in excess of the maximum amount permitted by law. If any such excess interest is charged and paid in error, then the excess amount will be promptly refunded.

                  7.6 Power of Attorney. Secured Party is hereby appointed Debtor's attorney-in-fact, with full power of substitution, at Secured Party's option and Debtor's expense, after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (a) below which may be taken by the Secured Party without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that Secured Party may deem necessary or

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advisable to accomplish the purpose of this Security Agreement, including, without limitation:

                         (a)    to sign the name of Debtor on any financing
statement, continuation statement, notice or other similar document that, in the Secured Party's opinion, should be made or filed in order to perfect or continue perfected the security interest granted in the Collateral;

                         (b)    to obtain and adjust the insurance required to
be maintained hereunder, to make, settle and adjust claims under such insurance and to endorse Debtor's name on any check, draft, instrument or other item of payment for the proceeds of such insurance;

                         (c)    to ask, demand, collect, sue for, recover,
compromise, receive and give receipts for moneys due and to become due under or in respect of any of the Collateral;

                         (d)    to receive, endorse, and collect any drafts or
other instruments, documents and chattel paper, in connection with (b) or (c) above; and

                         (e)    to file any claims or take any action or
institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

         The power vested in Secured Party as Debtor's attorney-in-fact is, and shall be deemed to be, coupled with an interest and cannot be revoked. Secured Party agrees to endeavor to notify Debtor before it exercises its rights under this Section; provided that Secured Party's failure to provide such notice shall not impair its rights hereunder nor create in Debtor any claim of any kind against Secured Party.

                  7.7 Protection of Collateral. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral. Secured Party shall further be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Security Agreement, and Secured Party shall not be responsible for any failure to exercise such rights, nor for its delay in so doing. Secured Party shall be deemed to have exercised reasonable care as custodian of the Collateral if it takes such action to protect and preserve the Collateral as Debtor shall request, but failure to honor any such request shall not be deemed to be a failure by Secured Party to exercise reasonable care. The care which Secured Party gives to the safekeeping of property of its own of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession.

                  7.8 Additional Rights of Secured Party. Secured Party, in its discretion, and without notice to Debtor, may take any one or more of the following actions without liability except to account for property actually received by it: (a) upon the occurrence of an Event of Default, renew, extend, or otherwise change the terms and conditions of any of the Accounts; (b) take from any third party any Collateral or release any such Collateral as security for the Secured Obligations; and (c) to add or release any guarantor, endorser or surety on the Secured Obligations or any of them or add or release any other party responsible for the payment of the Secured Obligations or any of them.

                  7.9 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that Debtor may not assign or transfer its rights or obligations hereunder without the prior written

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

consent of Secured Party.

               7.10 Severability. Should any provision of this Security Agreement be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Security Agreement and all remaining provisions of this Security Agreement shall be fully enforceable.

               7.11 Notices. Any notice or request hereunder may be given to Debtor or to Secured Party at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, or (d) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of its receipt. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (i) when personally delivered to any officer of the party to whom it is addressed, (ii) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, or (iii) upon actual receipt thereof when sent by a recognized overnight delivery service or (iv) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of its receipt, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

         (A)   If to Collateral Agent at:    CoBank, ACB
                                             5500 S. Quebec Street
                                             Greenwood Village, CO 80111-1913
                                             Attention: Lori O'Flaherty, Vice President
                                             Telephone: (303) 740-4342
                                             Facsimile: (303) 694-5830

               with a copy to:               Blank Rome Comisky & McCauley LLP
                                             One Logan Square
                                             Philadelphia, PA 19103
                                             Attention: Raymond L. Shapiro, Esquire
                                             Telephone: (215) 569-5569
                                             Facsimile: (215) 569-5522

         (B)   If to Debtor at:              Southern States Cooperative, Incorporated
                                             6606 West Broad Street
                                             Richmond, Virginia 23230
                                             Attention: Jonathan A. Hawkins
                                             Telephone: (804) 281-1000
                                             Telecopier: (804) 281-1383

               with a copy to:               Troutman Sanders Mays & Valentine LLP
                                             1111 East Main Street
                                             P.O. Box 1122
                                             Richmond, VA 23218-1122
                                             Attention: C. Cotesworth Pinckney


                                           Telephone: (804) 697-1200
                                           Telecopier: (804) 697-1339

               with a copy to:             Latham & Watkins
                                           885 Third Avenue, Suite 1000
                                           New York, New York 10002-4802
                                           Attention: Robert Rosenberg, Esquire
                                           Telephone: (212) 906-1200
                                           Telecopier: (212) 751-4864

         (C)   If to Secured Party:        Agway, Inc.
                                           333 Butternut Drive
                                           DeWitt, New York 13214
                                           Attention: Peter O'Neill
                                           Telephone: (315) 449-6568
                                           Telecopier: (315) 449-7451

               with a copy to:             Weil, Gotshal & Manges LLP
                                           767 Fifth Avenue
                                           New York, New York 10153
                                           Attention: Marvin Jacob, Esquire
                                           Telephone: (212) 310-8000
                                           Telecopier: (212) 310-8007

               7.12 Governing Law. This Security Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, except to the extent that perfection (and the effect of perfection and nonperfection) and certain remedies may be governed by the laws of any jurisdiction other than the State of New York.

               7.13 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Any judicial proceeding brought by or against Debtor with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Debtor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered or certified mail (return receipt requested) directed to Debtor at its address set forth in Section 7.12 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of Ame rica. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Debtor in the courts of any other jurisdiction. Debtor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Debtor against Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in courts of the State of New York or the United States District Court for the Southern District of New York and any appellate court from any thereof.

                  7.14 JURY WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  7.15   FINANCING STATEMENTS.

                         (a)   A copy, including a photocopy, of this Security
Agreement may be filed as a financing statement. Debtor authorizes Secured Party to file without the signature of Debtor (where permitted by law) one or more financing or continuation statements, and amendments thereto relative to all or any part of the Collateral, as Secured Party may deem appropriate in order to perfect or continue the perfection and priority of Secured Party's security interest in the Collateral.

                         (b)   Secured Party is hereby authorized to file
financing statements naming Debtor as debtor, in accordance with the Uniform Commercial Code as adopted in the State of New York, and if necessary, to the extent applicable, to otherwise file financing statements without Debtor's signature if permitted by law. Debtor hereby authorizes Secured Part to file all financing statements and amendments to financing statements describing the Collateral in any filing office as Secured Party, in its sole discretion may determine, including financing statements listing "All Assets" in the collateral description therein. Debtor agrees to comply with the requirements of all federal and state laws and requests of Secured Party in order for Secured Party to have and maintain a valid and perfected first security interest in the Collateral including, without limitation, executing and causing any other person to execute such documents as Secured Party may require to obtain Control (as defined in the UCC) over all Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights and Investment Property.

                  7.16 Cobank Stock. Notwithstanding anything to the contrary contained herein, CoBank, ACB shall continue to have an exclusive statutory first lien for the benefit of CoBank, ACB in all equity and distributions which Debtor may now or hereafter acquire in CoBank, ACB or be entitled to including, without limitation, CoBank, ACB Class E stock (or any other stock of CoBank, ACB), patronage dividends, retirement payments thereon and proceeds thereof. The proceeds of such collateral shall not, however, be applied to the Obligations due to Secured Party until CoBank, ACB is paid in full. CoBank, ACB shall not be obligated to set off or otherwise apply such equities to the Debtor's obligations to CoBank, ACB under any theory of marshalling of assets or otherwise.

                       [Signatures Follow on Next Page]

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

         IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement to be executed by their duly authorized officers as of the date first above written.


                                     DEBTOR:

                                     SOUTHERN STATES COOPERATIVE, INCORPORATED


                                     By:   /s/
                                         ______________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________




                                     SECURED PARTY:

                                     AGWAY, INC.



                                     By:   /s/
                                         ______________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________


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